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                                                              EXHIBIT 10.19.1



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                     CAMERON ASHLEY BUILDING PRODUCTS, INC.


                                 FIRST AMENDMENT


                          Dated as of January 15, 1997


                                       Re:

               NOTE PURCHASE AGREEMENTS DATED AS OF APRIL 1, 1996


                            $50,000,000 Senior Notes

                $10,000,000 6.79% Senior Notes due April 15, 2001
                $15,000,000 6.79% Senior Notes due April 15, 2002
                $10,000,000 7.21% Senior Notes due April 15, 2003
                $15,000,000 7.61% Senior Notes due April 15, 2006



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                     CAMERON ASHLEY BUILDING PRODUCTS, INC.
                                11651 PLANO ROAD
                              DALLAS, TEXAS  75243


                                 FIRST AMENDMENT
                                                                     Dated as of
                                                                January 15, 1997

     Re:  NOTE PURCHASE AGREEMENTS DATED AS OF APRIL 1, 1996





To each Holder named in Schedule I
hereto which is a signatory of this
First Amendment

Ladies and Gentlemen:

     The undersigned, CAMERON ASHLEY BUILDING PRODUCTS, INC., a Georgia corporation (the "COMPANY"), hereby agrees with you as follows:

SECTION 1.     INTRODUCTION.

     Reference is made to the separate Note Purchase Agreements, each dated as of April 1, 1996 (the "ORIGINAL NOTE AGREEMENTS"), between the Company and each of the respective Purchasers named in Schedule A thereto. Unless otherwise herein defined or the context hereof otherwise requires, the capitalized terms in this First Amendment shall have the respective meanings specified in the Original Note Agreements. The Original Note Agreements, as amended by this First Amendment, are herein referred to as the "NOTE AGREEMENTS."

     The Company intends to increase its available bank financing by entering into that certain Credit Agreement dated as of January 29, 1997 (the "BANK CREDIT AGREEMENT") with, among others, Nationsbank of Texas, National Association, as Agent, in order to, among other things, provide financing for the acquisition (the "CANADIAN ACQUISITION") of the assets of a Canadian corporation through a newly formed Canadian Subsidiary, Cameron Ashley Canada, Inc. ("CA CANADA"). Due to the effect of the additional Indebtedness of the Company and its Subsidiaries to be incurred in connection with the Bank Credit Agreement and the Canadian Acquisition on certain financial covenants in the Original Note Agreements, the Company has requested that the Original Note Agreements be amended in the respects, but only in the respects, hereinafter set forth, and, by your execution hereof, you hereby agree that the Original Note Agreements be amended by this First

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Cameron Ashley Building Products, Inc.                           First Amendment

Amendment. Pursuant to Section 17.1 of the Original Note Agreements, the Required Holders (as defined in the Original Note Agreements) must consent to such amendments. Since you are the holders of the outstanding Notes of the Series and in the principal amounts set forth on Schedule I hereto, the Company hereby requests that you accept the amendments set forth below.

SECTION 2.     REPRESENTATIONS OF THE COMPANY.

     The Company hereby represents and warrants that, after giving effect to this First Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 3.     AMENDMENTS.

     SECTION 3.1. AMENDMENTS TO SECTION 10.3. (a) Section 10.3(b) of the Original Note Agreements is hereby amended by deleting the word "and" at the end of clause (vii) thereof, renumbering clause (viii) as clause (ix), inserting the phrase "and clause (viii)," immediately prior to the word "provided" in the third line of new clause (ix) and inserting a new clause (viii) immediately after clause (vii) to read in its entirety as follows:

          "(viii) Debt of CA Canada in an aggregate principal amount of up to $25,000,000 owing under the Bank Credit Agreement, and"

     (b) The proviso at the end of Section 10.3(b) of the Original Note Agreements is hereby amended by replacing the reference therein to "15%" with the phrase "(i) during the period from January 1, 1997 to and including June 30, 1998, 22% and (ii) at all times after June 30, 1998, 15%,".

     Section 3.2. Amendments to Schedule B;. (a) Schedule B to the Original Note Agreements is hereby amended by adding the following definitions in alphabetical order:

          "BANK CREDIT AGREEMENT" shall mean that certain Credit Agreement dated as of January 29, 1997 among the Company, CA Canada, Nationsbank of Texas, National Association, as Agent, ABN AMRO Bank, N.V., as Co-Agent, Nationsbank of Texas, National Association, as Issuing Bank, CIBC, Inc., as Canadian Agent, CIBC, as Canadian Issuing Bank, and each Lender defined therein, as in effect on January 29, 1997.

          "CA CANADA" shall mean Cameron Ashley Canada, Inc., a Canadian corporation and Wholly-owned Subsidiary of the Company.

     (b) Schedule B to the Original Note Agreements is hereby amended by restating the definition of "Credit Agreement Guaranties" to read in its entirety as follows:

          "CREDIT AGREEMENT GUARANTIES" shall mean the Guaranties by the Guarantors of the obligations of the Company under the Bank Credit Agreement.

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Cameron Ashley Building Products, Inc.                           First Amendment

SECTION 4.     DESIGNATION OF RESTRICTED SUBSIDIARY.

     Immediately upon CA Canada becoming a Subsidiary, the Company hereby designates it a Restricted Subsidiary under the Note Agreements and each of you, by your signature below, hereby agrees that this Section 4 shall constitute written notice of such designation pursuant to Section 18 of the Note Agreements.

SECTION 5.      CONDITIONS PRECEDENT.

     The effectiveness of this First Amendment shall be subject to the fulfillment by the Company of the following conditions precedent:

 SECTION 5.1. CONSENT. The Company shall have obtained the written consent of the Requisite Holders, as evidenced by their signatures at the foot of this First Amendment.

 SECTION 5.2. CERTIFIED COPY OF BANK CREDIT AGREEMENT. The Company shall have delivered to Chapman and Cutler, your special counsel, a photocopy of the fully executed Bank Credit Agreement certified as authentic by an officer of the Company.

 SECTION 5.3. AMENDMENT FEE. Each of the holders of the Notes shall have received the fee set forth opposite its name below (an "AMENDMENT FEE"), which fee shall be paid by bank wire transfer pursuant to the wiring instructions in
Schedule I of the Note Agreements:

              NOTEHOLDER                                             AMENDMENT
                                                                        FEE

Principal Mutual Life Insurance Company                                $10,000
The Canada Life Insurance Company                                        1,200
Canada Life Insurance Company of America                                   800
Northwestern National Life Insurance Company                             1,200
Northern Life Insurance Company                                          1,200
United Services Life Insurance Company                                   1,600
Nationwide Life Insurance Company                                        3,200
Nationwide Life and Annuity Insurance    Company                           800
                                                                       -------
                     TOTAL                                             $20,000

SECTION 6.     MISCELLANEOUS.

     Section 6.1. NOTICES. Any and all notices, requests, certificates and other instruments executed and delivered after the effective date of this First Amendment may refer to the "Note Purchase Agreements dated as of April 1, 1996" without making specific reference to this First Amendment, but nevertheless all such references shall be deemed to include this First Amendment unless the context shall otherwise require.

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Cameron Ashley Building Products, Inc.                           First Amendment

 Section 6.2. EXPENSES. The Company will pay all expenses relating to this First Amendment in accordance with Section 15.1 of the Original Note Agreements.

 Section 6.3. CONSTRUCTION. This First Amendment shall be construed in connection with and as part of the Original Note Agreements, and all terms, conditions and covenants contained in the Original Note Agreements, except as herein modified, shall be and remain in full force and effect.

 Section 6.4. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but altogether one and the same instrument.

 Section 6.5. GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

     Upon the acceptance of this First Amendment by the Required Holders, this agreement shall become effective and the Original Note Agreements shall be amended as herein set forth, such amendment to be effective as of January 29, 1997 (the "EFFECTIVE DATE").

                                   CAMERON ASHLEY BUILDING PRODUCTS, INC.


                                   By       /s/ F. Dixon McElwee
                                      Its   Vice President

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Cameron Ashley Building Products, Inc.                           First Amendment

     The foregoing First Amendment to Note Agreements is hereby accepted as of the Effective Date.

                                   Principal Mutual Life Insurance Company


                                   By:      /s/ Sarah J. Pits
                                      Its   Counsel

                                   By:      /s/ Austin Ramzy
                                      Its   Asst. Director
                                            Investment Securities

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Cameron Ashley Building Products, Inc.                           First Amendment

     The foregoing First Amendment to Note Agreements is hereby accepted as of the Effective Date.

                                   THE CANADA LIFE ASSURANCE COMPANY


                                     By:
                                        Its

                                   CANADA LIFE INSURANCE COMPANY OF AMERICA


                                     By:
                                        Its

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Cameron Ashley Building Products, Inc.                           First Amendment

     The foregoing First Amendment to Note Agreements is hereby accepted as of the Effective Date.

                                   RELIASTAR LIFE INSURANCE COMPANY
                                        (f/k/a Northwestern National Life
                                        Insurance Company)


                                   By:      /s/ James S. Tobin
                                      Its   Authorized Representative


                                   NORTHERN LIFE INSURANCE COMPANY


                                   By:      /s/ James S. Tobin
                                      Its   Assistant Treasurer


                                   RELIASTAR UNITED SERVICES LIFE INSURANCE
                                     COMPANY (f/k/a United Services Life
                                     Insurance Company)



                                   By:      /s/ James S. Tobin
                                      Its   Assistant Treasurer

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Cameron Ashley Building Products, Inc.                           First Amendment

     The foregoing First Amendment to Note Agreements is hereby accepted as of the Effective Date.

                                   NATIONWIDE LIFE INSURANCE COMPANY


                                   By:      /s/ Michael D. Groseclose
                                      Its   Associate Vice President


                                   NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY


                                   By:      /s/ Michael D. Groseclose
                                      Its   Associate Vice President

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                                   SCHEDULE I

                   HOLDERS                                     PRINCIPAL AMOUNT
                                              SERIES OF NOTES    OF NOTES HELD

 PRINCIPAL MUTUAL LIFE INSURANCE COMPANY         2002 Notes      $15,000,000
                                                 2006 Notes      $10,000,000
 THE CANADA LIFE INSURANCE COMPANY               2001 Notes       $3,000,000

 CANADA LIFE INSURANCE COMPANY OF  AMERICA       2001 Notes       $2,000,000

 NORTHWESTERN NATIONAL LIFE INSURANCE            2001 Notes       $1,000,000
    COMPANY                                      2006 Notes       $2,000,000

 NORTHERN LIFE INSURANCE COMPANY                 2006 Notes       $3,000,000

 UNITED SERVICES LIFE INSURANCE COMPANY          2001 Notes       $4,000,000

 NATIONWIDE LIFE INSURANCE COMPANY               2003 Notes       $8,000,000

 NATIONWIDE LIFE AND ANNUITY INSURANCE           2003 Notes       $2,000,000
 COMPANY





















                                   SCHEDULE I
                              (to First Amendment)